                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement             [ ] Confidential, For Use of
                                                     the SEC Only (as permitted
                                                     by Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [X] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            GOLD RESERVE CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)    Title of each class of securities to which transaction applies:
           _____________________

    (2)    Aggregate number of securities to which transaction applies:
           _____________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           _____________________

    (4)    Proposed maximum aggregate value of transaction: ____________________

    (5)    Total fee paid: ____________________

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)    Amount previously paid: ____________________

    (2)    Form, Schedule or Registration Statement No.: ____________________

    (3)    Filing Party: ____________________

    (4)    Date Filed: ______________________

================================================================================
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                      [GOLD RESERVE CORPORATION LETTERHEAD]


December 3, 1998


Dear Shareholder:

As you know, the Board of Directors of Gold Reserve Corporation is seeking shareholder approval for the formation of a new Canadian parent company. A special shareholder meeting has been scheduled for December 30, 1998 to approve the reorganization and an information circular explaining the reorganization was sent to you on or about December 2, 1998.

The purpose of this letter is to request you to vote, if you have not already done so. We believe the formation of a Canadian parent company is integral to the long-term success of the Company. Our belief is so strong that we have committed significant resources to attain this objective.

The reorganization requires the affirmative vote of 66 2/3 % of all shares outstanding and, as a result, your vote regardless of the number of shares you own is extremely important.

IF YOU HAVE NOT YET VOTED, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE OR FOLLOW THE TELEPHONE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

Enclosed is a question and answer summary for your information. If you have any further questions regarding the reorganization, I urge you to contact A. Douglas Belanger, Executive Vice President at 1-800-625-9550 or 509-623-1500.

Yours truly,

/s/ Rockne J. Timm
Rockne J. Timm
President and Chief Executive Officer

[FORM OF PROXY]

GOLD RESERVE CORPORATION (TSE:GLR) SEEKS SHAREHOLDER APPROVAL FOR NEW CANADIAN PARENT

Gold Reserve Corporation (TSE:GLR) has called a Special Meeting of shareholders on December 30, 1998, to approve the formation of a Canadian parent company. The reorganization is expected to be accomplished through a merger in which the common stock you hold of Gold Reserve Corporation converts into Class A common shares of Gold Reserve Inc. (the new Canadian parent).

Your vote is extremely important because the reorganization requires the affirmative vote of 66 2/3 % of the outstanding shares of Gold Reserve Corporation common stock.

Q:   What does the formation of a "new Canadian parent Company" mean?
A: Shareholders of Gold Reserve Corporation, a publicly-traded mining company incorporated under the laws of Montana, will exchange all of the shares they now own for an equal number of shares of Gold Reserve Inc., a newly formed publicly-traded mining company incorporated under the laws of Yukon Territory Canada. Gold Reserve Inc. will carry on business the same as Gold Reserve Corporation.

Q:   Why Should Gold Reserve Form a Canadian Parent Company?
A: Management believes it will enhance the value of your investment by providing:

     o    Potential tax benefits in 1998 to certain Canadian shareholders;
     o Canadian eligible property status for purposes of Canadian pension investment purposes thereby allowing investment without limitation;
     o expanded access to the Canadian capital markets and investors, which have a significant interest in mining and other natural resource companies;
     o a corporate structure that will better promote the expansion of the Company's current business and enhance its future exploration, development and acquisition opportunities;
     o an improved profile among Canadian investors and within the Canadian investment dealer community;
     o a more favorable financing environment than currently available as a U.S. corporation.

Q: What is the primary tax implications for Canadian Shareholders as a result of the Reorganization?
A: Canadian shareholders who receive shares of Gold Reserve Inc. for Gold Reserve Corporation (considered a deemed disposition) will recognize a capital gain or loss, depending on the cost basis of any shares held. For example: If you own 1,000 shares of Gold Reserve for which you paid $8 for a total of $8,000 and at the date of the approval of the reorganization of Gold Reserve the market price was $2, then you would have a capital loss for tax purposes of $6,000 ($2,000-$8,000).

Q: What is the primary tax implications for U.S. Shareholders as a result of the Reorganization?

A: U.S. shareholders who receive shares of Gold Reserve Inc. for Gold Reserve Corporation will recognize a capital gain, if any, but not loss depending on the cost basis of any shares held. U.S. shareholders who receive Equity Units should be able to defer a substantial portion of any gain as described below.

Q:  What is the impact of reorganization upon my investment:
A:  After the reorganization of Gold Reserve you will:
     o    own shares of Gold Reserve Inc., a Canadian Company;
     o hold the same number of shares as before the reorganization, unless you are a U.S. shareholder and elect Equity Units;
     o retain substantially the same rights and ownership in the Company as before the reorganization; and
     o    continue to trade on the TSE and Nasdaq.

Q:  What are Equity Units?
A: An Equity Unit consists of a Gold Reserve Inc. Class B Share and a Gold Reserve Corporation Class B Share.

Q:  Why is there an Equity Unit election?
A: The Equity Unit is being provided to U.S. holders who may otherwise have a substantial taxable gain upon receipt of Gold Reserve Inc. shares so they might defer a significant portion of such gain. U.S. shareholders will recognize gain, if any, but not loss, upon receipt of Gold Reserve Inc. shares. The Equity Unit Election is not available to Canadian holders because the Canadian Income Tax Act would require them to recognize gain or loss upon receipt of Equity Units just as they would upon the receipt of Gold Reserve Inc. shares.

IT IS CRITICAL THAT YOU VOTE YOUR SHARES EITHER BY PROXY, TELEPHONE OR IN PERSON. IF YOU DO NOT VOTE, OR FAIL TO GIVE YOUR BROKER THE PROPER VOTING INSTRUCTIONS, YOUR SHARES WILL NOT BE VOTED.

Q:  How do Gold Reserve Inc. shares differ from Equity Units?
A: The principal attributes of a Gold Reserve Inc. share and an Equity Unit will be similar. The Equity Units are designed so they will have voting and dividend rights similar to the Gold Reserve Inc. shares.

Q:  How does the new Gold Reserve Inc. Shares differ from my old shares?
A: The principal attributes of the old and new shares will be substantially equivalent.

Q:  What will I receive for my Gold Reserve Common Stock?
A: At the effective time of the reorganization, all Canadian shareholders and those U.S. shareholders that do not elect to receive equity units will automatically become holders of Gold Reserve Inc.

Q:  Should I send in my certificates now if i am not electing equity units?
A: No. Old stock certificates will automatically convert into and represent new Gold Reserve Inc. shares following the time the Reorganization becomes effective.

Q:  If I am a U.S. Shareholder Should I Elect to receive equity Units?
A: You should only elect to receive Equity Units if, as a result of the reorganization, you have a substantial taxable gain since the Equity Units should allow you to defer a significant portion of any gain.

Q: If I am a U.S. Shareholder and elect to receive Equity Units, should I send in my certificates now?
A: Yes. To receive Equity Units, you must be a U.S. shareholder and you must properly notify the Exchange Agent of your intent to elect to receive Equity Units pursuant to the instruction contained in the Equity Unit Election Form.

Q:  What does The Board of Directors recommend?
A: The Board of Directors has approved the reorganization and recommends that you vote FOR the proposal.

Q: Do the Company's executive officers or directors have any interests in the Reorganization?
A: Two of the Company's executive officer/directors would incur substantial taxable gain upon consummation of the reorganization if they received Gold Reserve Inc. shares and are expected to elect Equity Units. Based on the current share trading price all other executive/directors intend to receive Gold Reserve Inc. shares. However, to the extent that they would recognize taxable gain as a result of a change in the stock price, executive officers and directors that are U.S. holders may elect to receive Equity Units.

Q:  When and where is the Special Meeting?
A: The Special Meeting will be held on December 30, 1998, at 10:00 am, local time, at Old Chamber of Commerce Building, Spokane Room, 1020 W. Riverside Avenue, Spokane, Washington 99201.

Q: Who can vote on the Reorganization? What vote is required to approve the Reorganization?
A: Holders of Gold Reserve Common Stock at the close of business on October 28, 1998, can vote at the Special Meeting. The Reorganization must be approved by holders of 66 2/3 % (15,451,178 shares) of the outstanding shares of the Company.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?
A: No. You must instruct your broker to vote your shares or else your shares will not be voted. Broker "non-votes" will have the same effect as votes cast against the Reorganization.

Q:  What should I do now to vote on the Reorganization?
A: Just mail your signed proxy card in the enclosed return envelope or call the number listed on your proxy as soon as possible, so that your shares can be voted at the Special Meeting.

Q:  When is the Reorganization expected to be completed?
A:  We expect the Reorganization to be complete before the end of 1998.

If you have FURTHER Questions? First, refer to the proxy material previously sent to you. Second, contact either of the following:

A. Douglas Belanger, Gold Reserve Corporation
1-800-625-9550  or  509-623-1500

ChaseMellon Shareholder Services
877-698-6865

                                                                                                                  Please mark
                                                                                                                  your votes as [X]
                                                                                                                  indicated in
                                                                                                                  this example
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR ITEM 1.
                                                 FOR   AGAINST  ABSTAIN
1.   To approve the proposed reorganization
     pursuant to which Gold Reserve Inc.         [  ]    [  ]    [  ]
     ("GR-Canada"), a newly-formed Canadian
     company and wholly owned subsidiary of
     Gold Reserve Corporation ("GR-Montana"),
     will become the parent company of
     GR-Montana through the merger of a
     newly-formed Montana subsidiary of
     GR-Canada with and into GR-Montana,
     such approval being deemed to include
     approval of the Agreement and Plan of
     Merger to effectuate such merger.

                                                                          THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION
                                                                          IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ADOPTION
                                                                          AND APPROVAL OF PROPOSAL 1 AND ON ANY OTHER BUSINESS,
                                                                          IN THE DISCRETION OF THE PROXIES.

                                                                          IMPORTANT: Please date this proxy and sign exactly as
                                                                          your name or names appear thereon. If stock is held
                                                                          jointly, signature should include both names. Executors,
                                                                          administrators, trustees, guardians and others signing in
                                                                          the representative capacity, please so indicate when
                                                                          signing.

                                                                          Dated:                                             , 1998
                                                                                ---------------------------------------------

                                                                                ---------------------------------------------------
                                                                                             Signature

                                                                                ---------------------------------------------------
                                                                                    Signature if held jointly

                                                                                PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN
                                                                                THE ACCOMPANYING ENVELOPE.

                            * * * IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW * * *
-----------------------------------------------------------------------------------------------------------------------------------
                                                       - FOLD AND DETACH HERE -

                               HELP US SAVE MONEY

                                VOTE BY TELEPHONE

                        QUICK * * * EASY * * * IMMEDIATE

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

o  You will hear these instructions:

To vote FOR approval of the proposed reorganization, including the Agreement and Plan of Merger, press 1;

To vote AGAINST approval of the proposed reorganization, including the Agreement and Plan of Merger, press 9;

To ABSTAIN, press 0 and listen to the instructions.

               WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1

                CALL * * TOLL-FREE * * ON A TOUCH-TONE TELEPHONE
                            1-800-840-1208 - ANYTIME

                    There is NO CHARGE to you for this call.

           PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF VOTED BY PHONE